UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 10, 2009
SUBURBAN PROPANE PARTNERS, L.P.
(Exact name of registrant as specified in its charter)

Delaware	1-14222	22-3410353

(State or other jurisdiction of	(Commission File Number)	(IRS Employer Identification No.)
incorporation)

240 Route 10 West
Whippany, NJ	07981

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code (973) 887-5300

(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement
Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant
Item 7.01 Regulation FD Disclosure
Item 9.01 Financial Statements and Exhibits
SIGNATURES
EXHIBIT INDEX
EX-1.1
EX-5.1
EX-8.1
EX-10.1
EX-99.1
EX-99.2

Item 1.01 Entry into a Material Definitive Agreement.
     On August 11, 2009, Suburban Propane Partners, L.P. (“Suburban”) entered into an underwriting agreement (the “Underwriting Agreement”) with Wells Fargo Securities, LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated, Citigroup Global Markets Inc. and Goldman, Sachs & Co. acting as representatives of the several underwriters named therein (collectively, the “Underwriters”), providing for the offer and sale in a firm commitment offering of 2,200,000 common units representing limited partner interests in Suburban (the “Common Units”) at a public offering price of $41.50 per Common Unit. Pursuant to the Underwriting Agreement, Suburban granted the Underwriters a 30 day overallotment option to purchase up to 330,000 additional Common Units at the same price. The offer and sale of the Common Units is registered under the Securities Act of 1933, as amended (the “Securities Act”), pursuant to an automatic shelf registration statement on Form S-3 (File No. 333-161221) filed with the SEC on August 10, 2009. Suburban expects the transaction to close on or about August 14, 2009.
     In the Underwriting Agreement, Suburban agreed to indemnify the Underwriters against certain liabilities, including liabilities under the Securities Act, or to contribute to payments the Underwriters may be required to make because of any of those liabilities. A copy of the Underwriting Agreement is filed as Exhibit 1.1 to this Form 8-K and is incorporated herein by reference.
     Certain of the Underwriters and their related entities have engaged, and may in the future engage, in commercial and investment banking transactions with Suburban in the ordinary course of its business. Affiliates of certain Underwriters are lenders under Suburban’s credit facilities. These Underwriters and their related entities have received, and expect to receive, customary compensation and expense reimbursement for these commercial and investment banking transactions.
     On August 10, 2009, Suburban and Suburban Energy Finance Corp., its wholly-owned subsidiary (collectively the “Issuers”), entered into a dealer manager agreement (the “Dealer Manager Agreement”) with Banc of America Securities LLC (“BofA”) and Wells Fargo Securities, LLC (“Wells Fargo,” and together with the BofA, the “Dealer Managers”). Pursuant to the Dealer Manager Agreement, BofA and Wells Fargo will act as the lead dealer manager and the co-dealer manager, respectively, in connection with the Issuers’ tender offer for up to $175 million of their outstanding 6.875% senior notes due 2013 (CUSIP No. 864486AB1) (the “Tender Offer”), subject to its election to increase the amount of the tender offer at any time. Suburban expects the Tender Offer to expire on September 8, 2009, unless extended by the Issuers.
     In the Dealer Manager Agreement, the Issuers agreed to indemnify the Dealer Managers against certain liabilities. A copy of the Dealer Manager Agreement is filed as Exhibit 10.1 to this Form 8-K and is incorporated herein by reference.
     The Dealer Managers and certain of their related entities have provided in the past, and may in the future provide, financial advisory, commercial lending and investment banking services with Suburban in the ordinary course of its business. BofA has acted as joint lead arranger and joint book arranger under the existing senior credit facility dated as of June 26, 2009 of Suburban Propane Partners, L.P. and Suburban Propane, L.P., and an affiliate of BofA is a lender and administrative agent under such facility. An affiliate of Wells Fargo acted as syndication agent, joint lead arranger and joint book arranger for, and is a lender under, such facility. In addition, affiliates of Goldman, Sachs & Co., Citi, J.P. Morgan and Raymond James are lenders under such facility. BofA and Wells Fargo are also acting as underwriters for Suburban’s concurrent equity securities offering described above. The Dealer Managers and their related entities have received, and expect to receive, customary compensation and expense reimbursement for these commercial and investment banking transactions.
Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
     The information contained in Item 1.01 of this Form 8-K is incorporated herein by reference.
Item 7.01 Regulation FD Disclosure.
     On August 10, 2009, Suburban issued a press release announcing the commencement of its public offering of 2,200,000 Common Units. A copy of the press release is furnished as Exhibit 99.1 hereto and is incorporated herein by reference.

     On August 11, 2009, Suburban issued a press release announcing the pricing of its public offering of 2,200,000 Common Units. A copy of the press release is furnished as Exhibit 99.2 hereto and is incorporated herein by reference.
     In accordance with General Instruction B.2 of Form 8-K, the information set forth in the attached Exhibit 99.1 and 99.2 is deemed to be “furnished” and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”).
Item 9.01 Financial Statements and Exhibits
     (d) Exhibits:
1.1	Underwriting Agreement, dated as of August 11, 2009, among Suburban Propane Partners, L.P. and Wells Fargo Securities, LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated, Citigroup Global Markets Inc. and Goldman, Sachs & Co., as representatives of the several underwriters named therein.

5.1	Opinion of Proskauer Rose LLP.

8.1	Opinion of Proskauer Rose LLP relating to tax matters.

10.1	Dealer Manager Agreement, dated as of August 10, 2009, among Suburban Propane Partners, L.P., Suburban Energy Finance Corp., Banc of America Securities LLC and Wells Fargo Securities, LLC.

23.1	Consent of Proskauer Rose LLP (included as Exhibit 5.1 hereto).

23.2	Consent of Proskauer Rose LLP (included as Exhibit 8.1 hereto).

99.1	Press release of Suburban Propane Partners, L.P. dated August 10, 2009, announcing the commencement of its underwritten public offering of Common Units.

99.2	Press release of Suburban Propane Partners, L.P. dated August 11, 2009, announcing the pricing of its underwritten public offering of Common Units.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SUBURBAN PROPANE PARTNERS, L.P.
Date: August 11, 2009	By:	/s/ MICHAEL A. STIVALA
		Name:	Michael A. Stivala
		Title:	Chief Financial Officer and Chief Accounting Officer

EXHIBIT INDEX
     Exhibit
1.1	Underwriting Agreement, dated as of August 11, 2009, among Suburban Propane Partners, L.P. and Wells Fargo Securities, LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated, Citigroup Global Markets Inc. and Goldman, Sachs & Co., as representatives of the several underwriters named therein.

5.1	Opinion of Proskauer Rose LLP.

8.1	Opinion of Proskauer Rose LLP relating to tax matters.

10.1	Dealer Manager Agreement, dated as of August 10, 2009, among Suburban Propane Partners, L.P., Suburban Energy Finance Corp., Banc of America Securities LLC and Wells Fargo Securities, LLC.

23.1	Consent of Proskauer Rose LLP (included as Exhibit 5.1 hereto).

23.2	Consent of Proskauer Rose LLP (included as Exhibit 8.1 hereto).

99.1	Press release of Suburban Propane Partners, L.P. dated August 10, 2009, announcing the commencement of its underwritten public offering of Common Units.

99.2	Press release of Suburban Propane Partners, L.P. dated August 11, 2009, announcing the pricing of its underwritten public offering of Common Units.